                                 SCHEDULE 14A


                    Information Required in Proxy Statement

                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /   Preliminary Proxy Statement             / /  Confidential, for Use of the
/X/   Definitive Proxy Statement                   Commission Only (as permitted
/ /   Definitive Additional Materials              by Rule 14a-6(e)(2))
/ /   Soliciting Material Pursuant
        to Rule 14a-11(c) or Rule 14a-12

                        Star Multi Care Services, Inc.
             ----------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


             ----------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/      No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1)      Title of each class of securities to which transaction applies:

                 -------------------------------------------------------------

        (2)      Aggregate number of securities to which transaction applies:


                 -------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


                 -------------------------------------------------------------

         (4)     Proposed maximum aggregate value of transaction:


                 -------------------------------------------------------------

         (5)     Total fee paid:


                 -------------------------------------------------------------


/ /      Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:


                 -------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement No.:


                 -------------------------------------------------------------

         (3)      Filing Party:


                 -------------------------------------------------------------

         (4)      Date Filed:


                 -------------------------------------------------------------

                        STAR MULTI CARE SERVICES, INC.
                             33 WALT WHITMAN ROAD
                      HUNTINGTON STATION, NEW YORK 11746
                                --------------

               NOTICE OF THE 1999 ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 1, 1999

To the Shareholders of Star Multi Care Services, Inc.:

         NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Shareholders (the "Meeting") of Star Multi Care Services, Inc. (the "Company") will be held at the Huntington Hilton Hotel, 598 Broadhollow Road, Melville, New York 11747 on Wednesday, December 1, 1999 at 3:00 P.M., local time, to consider and act upon the following matters:

         (1) The election of a board of six directors to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified;

         (2) The ratification and approval of the appointment of Holtz Rubenstein & Co., LLP as the Company's independent certified public accountants for the fiscal year ending May 31, 2000; and

         (3) The transaction of such other business as may properly come before the Meeting or any adjournments or postponements thereof.

         The enclosed form of proxy has been prepared at the direction of the Board of Directors of the Company and is sent to you at its request. The persons named in said proxy have been designated by the Board of Directors.

         Information regarding the matters to be acted upon at the Meeting is contained in the accompanying Proxy Statement.

IF YOU DO NOT EXPECT TO BE PRESENT PERSONALLY AT THE MEETING AND YOU WISH YOUR SHARES TO BE VOTED AT THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY BY MAIL IN THE POSTAGE-PAID ENVELOPE SENT TO YOU HEREWITH FOR THAT PURPOSE. IF YOU LATER FIND THAT YOU CAN BE PRESENT AT THE MEETING OR FOR ANY OTHER REASON DESIRE TO REVOKE OR CHANGE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS VOTED.

         The Board of Directors has fixed the close of business on October 29, 1999 as the time when shareholders entitled to notice of and to vote at the Meeting shall be determined and all persons who are holders of record of the Company's Common Stock at such time, and no others, shall be entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof. Holders of a majority of the outstanding shares of the Company's Common Stock must be present in person or by proxy in order for the Meeting to be held.

         A copy of the Company's Annual Report to Shareholders containing the financial statements of the Company for the fiscal year ended May 31, 1999 accompanies this Notice.

                                           By Order of the Board of Directors,

                                           /s/ STEPHEN STERNBACH
                                           ---------------------
                                           STEPHEN STERNBACH
                                           President and Chief Executive Officer
Huntington Station, New York
September 28, 1999

PROXY                     STAR MULTI CARE SERVICES, INC.                   PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - DECEMBER 1, 1999

The undersigned shareholder of common stock of STAR MULTI CARE SERVICES, INC. hereby constitutes and appoints Stephen Sternbach and Gregory Turchan, and each of them, as proxies for the undersigned, each with full power of substitution, to vote and otherwise represent all of the shares of the undersigned of the 1999 Annual Meeting of Shareholders of the Company to be held at the Huntington Hilton Hotel, 598 Broadhollow Road, Melville, New York 11747 on Wednesday, December 1, 1999 at 3:00 P.M., local time, and at any adjournments or postponements thereof, as if the undersigned were present and voting the shares, in the following manner:


         (1)      Election of Directors:

                  / / FOR ALL nominees listed below                    / /  WITHHOLD AUTHORITY
                  (except as indicated to the contrary below)          to vote for all nominees listed below

NOMINEES: Stephen Sternbach, Gregory Turchan, Charles Berdan, John P. Innes II, Matthew Solof, and Gary L. Weinberger.
(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below)


- --------------------------------------------------------------------------------


         (2) Ratification and approval of the appointment of Holtz Rubenstein & Co., LLP as the Company's independent certified accountants:

                  / /  FOR          / /  AGAINST             / / ABSTAIN


This Proxy is solicited on behalf of the Board of Directors and, unless contrary instructions are indicated, will be voted FOR the election of all nominees for directors and FOR ratification and approval of the appointment of Holtz, Rubenstein & Co., LLP as the Company's independent certified accountants. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Meeting, Proxy Statement and Annual Report to Shareholders of the fiscal year ended May 31, 1999 and hereby revokes any proxy or proxies previously given.

                                          Dated:                        , 1999
                                                ------------------------

                                          ----------------------------------
                                                            Signature

                                          ----------------------------------
                                                            Signature

Please date and sign exactly as name appears hereon. If signing as attorney, executor, administrator, trustee, or guardian, please indicate the capacity in which your are acting. Proxies executed by corporations should be signed in the corporation's full name by a duly authorized officer. Proxies executed by partnerships should be signed in the partnership name by an authorized person. If shares are held jointly, each shareholder named should sign.

PLEASE MARK, SIGN AND DATE THIS PROXY AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED.

                        STAR MULTI CARE SERVICES, INC.
                             33 WALT WHITMAN ROAD
                      HUNTINGTON STATION, NEW YORK 11746
                                ---------------


                                PROXY STATEMENT

                                ---------------


             1999 ANNUAL MEETING OF SHAREHOLDERS, DECEMBER 1, 1999


         This Proxy Statement is furnished to the holders of Common Stock, par value $.001 per share ("Common Stock") of Star Multi Care Services, Inc. (the "Company") in connection with the solicitation by the board of directors (the "Board of Directors" or the "Board") of the Company of proxies (the "Proxy" or "Proxies") in the accompanying form for use at the 1999 Annual Meeting of Shareholders of the Company to be held at 3:00 P.M. on December 1, 1999, at the Huntington Hilton Hotel, 598 Broadhollow Road, Melville, New York, or at any adjournments or postponements thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of 1999 Annual Meeting of Shareholders.

         The presence, either in person or by properly executed Proxies, of a majority of the shares of the Company's Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Both abstentions and broker non-votes are considered present for purposes of determining a quorum but are excluded from votes cast.

         This Proxy Statement and the accompanying form of Proxy are being mailed on or about November 2, 1999. The Board of Directors of the Company has fixed the close of business on October 29, 1999 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Accordingly, only holders of record of shares of Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting. As of September 7, 1999, 5,354,806 shares of Common Stock were outstanding and held of by 708 shareholders of record. Each share is entitled to one vote.

         When a Proxy is returned, properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the Proxy. If a shareholder does not attend the Meeting and does not return the signed Proxy, such shareholder's shares will not be voted. If a shareholder returns a signed Proxy but does not indicate how his or her shares are to be voted, such shares will be voted FOR each of the nominees named in this Proxy Statement and FOR the ratification and approval of the appointment of Holtz Rubenstein & Co., LLP as the Company's independent certified accountants for the fiscal year ending May 31, 2000. As of the date of this Proxy Statement, the Board of Directors does not know of any other matters which are to come before the Meeting. If any other matters are properly presented at the Meeting for consideration, the persons named in the enclosed Proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

         Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the Proxy,
(ii) duly executing a later dated Proxy relating to the same shares of Common Stock and delivering it to the Secretary of the Company before taking the vote at the Meeting or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a Proxy). Any written notice of revocation or subsequent Proxy should be sent so as to be delivered to Star Multi Care Services, Inc., 33 Walt Whitman Road, Huntington Station, New York, 11746, Attention: Gregory Turchan, Corporate Secretary, or hand delivered to the Secretary of the Company at or before the taking of the vote at the Meeting.

         The Company will bear the cost of the solicitation of Proxies from its shareholders. In addition to solicitation by use of the mails, Proxies may be solicited by directors, officers and employees of the Company in person or by telephone or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses incurred in connection with such solicitation. Arrangements also will be made with custodians, nominees and fiduciaries for the forwarding of proxy solicitation materials to beneficial owners of shares held of record by such custodians, nominees and fiduciaries, and the Company will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                AND MANAGEMENT


         Set forth below is the ownership of the Company's Common Stock at September 28, 1998 by (i) the only persons or groups who were owners of record or were known by the Company to beneficially own on September 28, 1998 more than 5% of the outstanding shares of Common Stock; (ii) each director and nominee for director of the Company; (iii) each executive officer named in the Summary Compensation Table under the caption "Executive Compensation" below; and (iv) all directors and executive officers of the Company as a group. The Company understands that, except as noted below, each beneficial owner has sole voting and investment power with respect to all shares attributable to such owner.



                                                      AMOUNT AND NATURE
NAME AND ADDRESS                                        OF BENEFICIAL                   PERCENT
OF BENEFICIAL OWNER                                      OWNERSHIP*                   OF CLASS (1)
- -------------------                                      ---------                    ------------
Stephen Sternbach
c/o Star Multi Care Services, Inc.
33 Walt Whitman Road
Huntington Station, NY 11746                             922,714(2)                         16.9%

Ivan Kaufman
c/o Arbor Home Healthcare
Holdings, LLC
333 Earl Ovington Boulevard
Uniondale, New York 11553                                341,791(3)                          6.4%

Arbor Home Healthcare Holdings,
LLC
333 Earl Ovington Boulevard
Uniondale, New York 11553                                341,791(3)                          6.4%

Coss Holding Corp.
One Old Country Road
Suite 420
Carle Place, New York 11514                              275,254                             5.1%

Charles Berdan
281 Potomac Drive
Basking Ridge, NJ 07920                                   21,019(4)                            **


                                                      AMOUNT AND NATURE
NAME AND ADDRESS                                        OF BENEFICIAL                   PERCENT
OF BENEFICIAL OWNER                                      OWNERSHIP*                   OF CLASS (1)
- -------------------                                      ---------                    ------------
John P. Innes II
8 Breckenridge Lane
Savannah, GA 31411                                         21,113(4)                       **

Matthew Solof
33 Fairbanks Boulevard
Woodbury, NY 11797                                         21,540(4)                       **

Gary L. Weinberger
38 Clayton Drive
Dix Hills, NY 11746                                        28,400(4)                       **

Gregory Turchan
33 Walt Whitman Road
Huntington Station, NY 11746                               36,630(5)                       **

All directors and executive
officers of the Company as a group
(6 persons)                                             1,026,882                         18.4%


- ----------


* All share amounts in this Proxy Statement have been adjusted to take into account the stock dividends effectuated on May 30, 1995, January 12, 1996 and November 4, 1996, respectively.

**       Indicates less than 1% of the outstanding shares of the Company's
         Common Stock.

(1) Shares subject to options are considered outstanding only for the purpose of computing the percentage of outstanding Common Stock which would be owned by the optionee if the options were so exercised, but (except for the calculation of beneficial ownership by all executive officers and directors as a group) are not considered outstanding for the purpose of computing the percentage of outstanding Common Stock owned by any other person.

(2) Includes 119,606 shares of the Company's Common Stock owned by the Stephen Sternbach Family Trust; Mr. Sternbach disclaims beneficial ownership with respect to these shares. Also includes 137,545 shares of the Company's Common Stock which Mr. Sternbach has a currently exercisable option to purchase pursuant to the Company's 1992 Stock Option Plan.

(3) Based upon Mr. Kaufman's ninety-nine (99%) percent ownership interest in Arbor Home Healthcare Holdings, LLC, and includes an option to purchase by Mr. Kaufman 5,000 shares of the Company's common stock granted under the Company's 1997 Non-Employee Director Stock Option Plan.

(4) Includes options to purchase 20,000 shares of the Company's common stock granted under the Company's 1997 Non-Employee Director Stock Option Plan.

(5) Includes options to purchase 36,630 shares of the Company's common stock granted under the Company's 1992 Stock Option Plan.

                      PROPOSAL 1 - ELECTION OF DIRECTORS

         At the Meeting, six directors are to be elected. Pursuant to the Company's By Laws, all directors are elected to serve for the ensuing year and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the enclosed Proxy intend to cast all votes pursuant to Proxies received for the election of Stephen Sternbach, Gregory Turchan, Charles Berdan, John P. Innes II, Matthew Solof, and Gary L. Weinberger, (collectively, the "Nominees").

         Each of the Nominees has consented to serve as a director if elected. Each of the Nominees currently serve as a director and was elected to that position at the Company's 1998 Annual Meeting of Shareholders.. Unless authority to vote for any director is withheld in a Proxy, it is intended that each Proxy will be voted FOR each of the Nominees. In the event that any of the Nominees for director should, before the Meeting, become unable to serve or for good cause will not serve if elected, it is intended that shares represented by Proxies which are executed and returned will be voted for such substitute nominees as may be recommended by the Company's existing Board of Directors, unless other directions are given in the Proxies. To the best of the Company's knowledge, all the Nominees will be available to serve.


                                                  POSITION HELD WITH THE                       DIRECTORS
NAME                                 AGE          COMPANY                                        SINCE
- ----                                 ---          ----------------------                       ---------
Stephen Sternbach                    44           Chairman of the Board of                        1987
                                                  Directors, President and Chief
                                                  Executive Officer
Charles Berdan  + * x                50           Director                                        1994

John P. Innes II  + * x              65           Director                                        1991

Matthew Solof   + * x                46           Director                                        1992

Gary L. Weinberger                   50           Director                                        1996

Gregory Turchan                      41           Senior Vice President,                          1998
                                                  Secretary, Chief Operating
                                                  Officer, and Director


+        Member of Compensation Committee
*        Member of Stock Option Committee
x        Member of Audit Committee

BACKGROUND OF NOMINEES:
- -----------------------

         Stephen Sternbach has been the Chairman of the Board of Directors, President and Chief Executive Officer of the Company since 1987. From 1978 to 1986, Mr. Sternbach was associated with Automated Data Processing, Inc. ("ADP"), a provider of information services where he held several marketing positions and ultimately the position of Director of Sales. Mr. Sternbach has served on the Board of Trustees of the Long Island Chapter of the National Multiple Sclerosis Society since 1996. Mr. Sternbach earned a Masters Degree in Public Administration from Syracuse University and a B.A. in Industrial Relations & Personnel Administration from Ithaca College.

         Charles Berdan became a director of the Company in April 1994. Since January 1999, Mr. Berdan has served as Regional Sales Manager for WBT Systems, an online training company. From April 1994 through June 1998, Mr. Berdan has served as a sales executive for Automatic Data Processing, Inc., a provider of information services. From January 1993 to September 1993, Mr. Berdan was a Vice President of the Senior Bulletin, a newspaper, which the Company purchased in September 1993.

         John P. Innes II has been a director of the Company since 1991. Since May of 1996, he has been Special Counsel to ValuJet Airlines. He has acted as a private investor and consultant since July 1994. Previously, he was the Chairman of Commonwealth Associates, an investment bank, from January 1992 to June 1994. Mr. Innes also has served as Managing Director of Sabre Insurance Company, a casualty insurance company (1986-1991), President of Boxhall Group, Inc., a holding company for Sabre Insurance Company (1986-1991), Vice Chairman of the Board of Directors of Wheeling-Pittsburgh Steel Corporation, an integrated steel manufacturing company (1987-1990) and a private investor and consultant (1990-1992).

         Matthew Solof has been a director of the Company since November 1992. Since 1991, he has been the President and Chief Executive Officer of AMI Group, a real estate development and acquisition company, and President and Chief Executive Officer of Mercantile Mortgage Association, a mortgage lending company. From 1983 to 1992, Mr. Solof was a trader at IRV Companies, a firm which specializes in oil trading, and from 1981 to 1991 he was President and Chief Executive Officer of Matthew Solof Trading Company, a firm which also specializes in oil trading.

         Melvin L. Katten, an attorney, has been a Senior partner in the Chicago law firm of Katten Muchin & Zavis since 1974. He was a director of Amserv Healthcare Inc., a Delaware corporation ("Amserv") from 1985 until consummation of the merger of a wholly-owned subsidiary of the Company with and into Amserv in August 1996. Mr. Katten also serves as a director of Washington Scientific Industries, Inc., a publicly-held company. Mr. Katten resigned from the Board of Directors in May 1999.

         Gary L. Weinberger has been engaged in the private practice of orthodontics for more than the past twenty years. In addition, Dr. Weinberger is engaged as a consultant on financial planning and management. Dr. Weinberger is a member of the International Board of Standards and Practices for Financial Planners, the International Association of Financial Planners and the American Association of Orthodontists.

         Ivan Kaufman is the founder and CEO of Arbor National Commercial Mortgage, LLC, a leading provider of debt and equity financing to multifamily, health care and commercial borrowers nationwide, since 1995. From 1983 to 1995, Mr. Kaufman was the founder, chairman and CEO of Arbor National Holdings, Inc. ("Holdings") and Arbor National Mortgage, Inc. ("National Mortgage"). Holdings was a publicly held NASDAQ listed holding company with National Mortgage, a leading residential mortgage bank, its largest subsidiary until it was sold to Bank of America in January 1995. Mr. Kaufman is the President and 99% owner of Arbor Home Healthcare Holdings, LLC, ("Arbor Health"), since 1995. Mr. Kaufman is also President and 99% owner of Arbor Management, LLC, since 1995. Arbor Management has a management agreement to perform various management services for various entities from time to time and had management control of Extended Family Care Corporation through a management agreement from October 1995 until its sale in September 1997 to the Company. Mr. Kaufman currently serves on the Executive Board of the North Shore Hebrew Academy and is a Board Trustee of the Great Neck Synagogue. He also serves as Treasurer of the Israeli Tribute Committee. Mr. Kaufman earned a J.D. from Hofstra University School of Law, and a B.A. in Business Administration from Boston University. Mr. Kaufman resigned from the Board of Directors of the Company in August 1999.

Gregory Turchan was elected Senior Vice President, Chief Operation Officer and a member of the Board of Directors of the Company on May 20, 1998. Previously, he had served as Vice President-Operations of the Company since 1996. Mr. Turchan was originally employed by the Company in 1995 to assist in the transition of an acquisition by the Company. Prior to 1995, Mr. Turchan served as an officer of Long Island Nursing Registry, Inc. a home health care provider acquired by the Company in 1995.

MEETINGS OF THE BOARD OF DIRECTORS
- ----------------------------------

         During the Company's last fiscal year, its Board of Directors held two
(2) meetings and acted on two (2) occasions by unanimous written consent without a meeting.

         The Stock Option Committee of the Board of Directors consists of Messrs. John P. Innes II, Matthew Solof and Charles Berdan. The function of this committee, which held no meetings during the past fiscal year and acted two times by unanimous written consent without meeting, to administer the Company's stock option plans.

         The Audit Committee of the Board of Directors consists of Messrs. John
P. Innes II, Matthew Solof and Charles Berdan and its function is to nominate independent auditors, subject to approval by the Board of Directors, and to examine and consider matters related to the audit of the Company's accounts, the financial affairs and accounts of the Company, the scope of the independent auditors' engagement and their compensation, the effect on the Company's financial statements of any proposed changes in generally accepted accounting principles, disagreements, if any, between the Company's independent auditors and management, and matters of concern to the independent auditors resulting from the audit, including the results of the independent auditors' review of internal accounting controls. The Audit Committee held no meetings during the past fiscal year.

         The Compensation Committee of the Board of Directors consists of Messrs. John P. Innes II, Matthew Solof and Charles Berdan and its function is to fix the salaries, bonuses and other compensation arrangements of the executive officers of the Company, and it also has the authority to examine, administer and make recommendations to the Board with respect to benefit plans and arrangements (other than the stock option plans which are administered by the Stock Option Committee) of the Company and its subsidiaries. The Compensation Committee held one (1) meeting during the past fiscal year.

         The Compliance Committee of the Board of Directors consists of Messrs. Charles Berdan, Gary L. Weinberger and Gregory Turchan. The function of this committee, which had one meeting during the past fiscal year, is to examine and consider matters relating to regulatory and managerial compliance.

         The Board of Directors has no standing nominating committee.

         Each incumbent director attended at least 75% of the meetings of the Board of Directors and the committee on which he served which were held while he was serving as a director and/or committee member during the Company's last fiscal year, except for Ivan Kaufman who did not attend either of the two Board of Directors meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
- -----------------------------------------------------------

         No members of the Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
- -------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of its common stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission ("SEC") and each exchange on which the Company's securities are registered. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all ownership forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain persons that no Form 5 was required for those persons, the Company believes that, during the year ended May 31, 1999, its officers, directors and greater than ten- percent shareholders complied with all applicable Section 16 filing requirements.

PERFORMANCE GRAPH
- -----------------

         Set forth below is a graph comparing the yearly change in the cumulative shareholder return of the Company's Common Stock with the National Association of Securities Dealers Automated Quotation Market Index and a peer group index of five competing companies for the same period. The comparison assumes $100 was invested at the close of business on May 31, 199 in the Company's Common Stock and in each of the comparison groups, and assumes reinvestment of dividends. The Company paid no cash dividends during the periods.


                     CUMULATIVE TOTAL SHAREHOLDER RETURNS
                            (Dividends Reinvested)


                                                                             Year Ending
                                              Base
                                            Period
Company Name/Index                         5/31/94      5/31/95      5/31/96     5/30/97      5/29/98      5/28/99
==================================================================================================================
STAR MULTI CARE SERVICES                    100.00       150.01       296.93      200.51       108.61        55.70
NASDAQ - U.S.                               100.00       109.45       154.49      173.33       220.07       303.20
PEER GROUP                                  100.00        98.41        97.76       63.24        42.02        32.16





Peer Group Companies
==================================================
CORAM HEALTHCARE CORP.
IN HOME HEALTH, INC.
NATIONAL HOME HEALTH CARE
NEW YORK HEALTH CARE, INC.
TRANSWORLD HEALTHCARE INC
OLSTEN CORP.

COMPENSATION COMMITTEE REPORT
- -----------------------------

         Overview and Philosophy
         -----------------------

         The Compensation Committee of the Board of Directors is composed of three directors, Messrs. Berdan, Innes and Solof. The Compensation Committee is responsible for developing and making recommendations to the Board of Directors with respect to the Company's executive compensation policies. The Compensation Committee's executive compensation philosophy (which is intended to apply to all members of the Company's management, including its Chief Executive Officer) is to provide competitive levels of compensation, integrate managements' pay with achievement of the Company's performance goals, reward above average corporate performance, recognize individual initiative and achievement and assist the Company in attracting and retaining qualified management.

         The objectives of the Company's executive compensation program are to:

                  *      Support the achievement of desired Company performance.
                  * Provide compensation that will attract and retain superior talent and reward performance.

         The executive compensation program provides an overall level of compensation opportunity that is competitive within the health care industry, as well as with a broader group of companies of comparable size and complexity.

         Executive Officer Compensation
         ------------------------------

         The Company's executive officer compensation is comprised of base salary, annual cash bonus and long-term incentive compensation in the form of stock options and various benefits, including medical plans generally available to employees of the Company.

         It is the philosophy of the Compensation Committee that compensation of executive officers should be closely aligned with the financial performance of the Company. Accordingly, benefits are provided through stock option incentives and bonuses which are generally consistent with the goal of coordinating the rewards to management with a maximization of shareholder return. In reviewing Company performance, consideration is given to the Company's earnings. Also taken into account are external economic factors that effect results of operations. An attempt is also made to maintain compensation within the range of that afforded like executive officers at companies whose size and business is comparable to that of the Company.

         CEO Compensation
         ----------------

         In the case of Stephen Sternbach, the Chief Executive Officer, the Compensation and Stock Option Committee evaluates the Company's mid and long range strategic planning and its implementation as well as the considerations impacting the compensation of executive officers generally which are described above. Mr. Sternbach was awarded a bonus of $25,000 for the year ended May 31, 1999, that will be paid in fiscal 1999-2000.

         Benefits
         --------

         The Compensation Committee endorses the position that equity ownership by management is beneficial in aligning managements' and shareholders' interest in the enhancement of shareholder value. Stock options were granted at exercise prices equal to the market value of the Company's Common Stock on the date of grant.

         The Company provides to executive officers medical benefits that generally are available to Company employees. The amount of perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of salary for fiscal 1999.

                            EXECUTIVE COMPENSATION

         The following table provides information with respect to all compensation paid or accrued by the Company during the three most recent fiscal years ended May 31, to those Executive officers of the Company whose salary and bonus for fiscal 1999 exceeded $100,000.

                          SUMMARY COMPENSATION TABLE

                                            Annual Compensation             Long Term Compensation
                                            ------------------- -------------------------------------------------
                                                       Other                       Awards
Name and                                               Annual   Restricted
Principal                                              Compen-    Stock            Securities           LTIP        All Other
Position                 Year    Salary($)  Bonus($)   sation     Awards     Underlying Options(#)    Payments($) Compensation(1)
- --------                 ----    ---------  --------   ------     ------     ---------------------    ----------- ---------------

Stephen Sternbach        1999    $270,676   _$25,000     --        --             137,545 (4)                        $52,000 (1)
Chief Executive Officer, 1998    $257,250        --                --                 --               --           $323,941 (2)
President and            1997    $257,250   $109,251     --        --                 --               --            $35,000 (3)
Chairman of the Board

Gregory Turchan          1999    $129,101   $12,500                                36,630 (5)
Senior Vice President,   1998    $121,627
Secretary and            1997    $100,000   $25,000
Chief Operating Officer

(1) Represents $25,000 of income recognized upon partial forgiveness of debt owed by Mr. Sternbach and $27,000 credited by the Company to a book reserve account as contingent deferred compensation for the benefit of Mr. Sternbach pursuant to a Non-Qualified Retirement and Death Benefit Agreement between the Company and Mr. Sternbach.

(2) Represents $35,000 credited by the Company to a book reserve account as contingent deferred compensation for the benefit of Mr. Sternbach pursuant to a Non-Qualified Retirement and Death Benefit Agreement between the Company and Mr. Sternbach and $288,941 earned by Mr. Sternbach upon the exercise of stock options previously granted.
(3) Represents $35,000 credited by the Company to a book reserve account as contingent deferred compensation for the benefit of Mr. Sternbach pursuant to a Non-Qualified Retirement and Death Benefit Agreement between the Company and Mr. Sternbach.
(4) Options repriced on September 14, 1998 to 110% of the fair market value on such date, or $1.2375.
(5) Options repriced on September 14, 1998 to the fair market value on such date, or $1.125.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                                                                        POTENTIAL
                                                                                        REALIZED VALUE AT
                                                                                        ASSUMED ANNUAL
                                                                                        RATES OF STOCK
                                                                                        PRICE
                                                                                        APPRECIATION
                                                                                        FOR OPTION TERM
- ------------------------------------------------------------------------------------------------------------------------------------
(a)                        (b)      (c)              (d)               (e)              (f)      (g)
                  NUMBER OF         % OF TOTAL
                  SECURITIES        OPTIONS/SARs
                  UNDERLYING        GRANTED TO
                  OPTIONS/SARs      EMPLOYEES IN     EXERCISE OR BASE           EXPIRATION
NAME              GRANTED (#)       FISCAL YEAR      PRICE ($/sh)      DATE             5%       10%
- ------------------------------------------------------------------------------------------------------------------------------------

Stephen Sternbach 50,000            27.4%             $1.5125           11/30/03         $20,894 $46,169
Gregory Turchan   10,000             5.4%             $1.125            12/08/03          $3,105  $6,863

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                        FISCAL YEAR-END OPTION VALUES

       The following table contains information concerning the number and value, at May 31, 1999, of the exercised and unexercised options held by Mr. Sternbach.



                                                     Number of Securities
                                                     Underlying Unexercised              Value of Unexercised
               Shares                                Options Held at Fiscal          In-the-Money Options Held at
               Acquired on      Value                       Year-End                       Fiscal Year-End
Name           Exercise (#)     Realized ($)       (Exercisable/Unexercisable)      (Exercisable/Unexercisable)(1)
- ----           ------------     ------------       ---------------------------      ------------------------------
Stephen               0         0                           137,545/0                             $0
Sternbach

Gregory               0         0                            36,630                               $0
Turchan

- ----------

(1) Fair market value of underlying securities (the closing price of the Company's Common Stock on the Nasdaq National Market) at fiscal year end (May 31, 1999), minus the then effective exercise price.

COMPENSATION OF DIRECTORS

         The Company's non-employee directors are paid a fee of $750 for each Board of Directors meeting which they attend. They are not paid any additional fee for serving on any committees of the Board of Directors. However, in September 1998, the outside directors were granted a non-statutory stock option for the right to purchase up to 5,000 shares of common stock of the Company.

EMPLOYMENT AGREEMENTS

         The Company has an employment agreement with Stephen Sternbach dated as of December 3, 1995 (the "Sternbach Employment Agreement"). The Sternbach Employment Agreement has a term of five years and provides for an initial annual salary of $250,000 (subject to annual increase by the amount of the increase in the Consumer Price Index from the immediate preceding year) plus a bonus of 6% of the Company's net profit before taxes in excess of $1,200,000, not to exceed an aggregate annual bonus of $500,000. The Sternbach Employment Agreement provides that after a Change in Control (as defined in the Sternbach Employment Agreement) of the Company has occurred, if either Mr. Sternbach terminates his employment within six months after he has obtained actual knowledge of the Change in Control or the Company (or any successor thereto) terminates his employment with the Company within one year after the Change in Control, Mr. Sternbach will be entitled to receive (i) his salary, bonuses, awards, perquisites and benefits including, without limitation, benefits and awards under the Company's stock option plans and pension and retirement plans and programs, accrued through the date Mr. Sternbach's employment with the Company is terminated and (ii) a lump-sum payment in cash equal to 2.99 times Mr. Sternbach's base amount.

         The Company and Mr. Sternbach are also parties to a Consulting Agreement (the "Sternbach Consulting Agreement") pursuant to which the Company has agreed to retain Mr. Sternbach as a consultant for a period of two years from the time that his employment with the Company terminates. Pursuant to the Sternbach Consulting Agreement, the Company has agreed to pay Mr. Sternbach $150,000 per year and he will be entitled to participate in the health insurance and similar benefits which the Company provides to any of its other consultants.

         In addition, the Company and Mr. Sternbach are parties to a Non-Qualified Retirement and Death Benefit Agreement dated February 1, 1994, pursuant to which the Company credits to a bank reserve (the "Deferred Compensation Account") established for that purpose, an amount not to exceed ten (10%) percent of Mr. Sternbach's gross annual salary during Mr. Sternbach's employment with the Company. Any funds so credited to the Deferred Compensation Account may be kept in cash or invested and reinvested in mutual funds, stocks, bonds, securities or other assets as may be selected by the Company's Chief Financial Officer in his discretion. Mr. Sternbach has agreed to assume all risk in connection with any decrease in value of the funds which are invested. Unless otherwise forfeited, Mr. Sternbach shall be entitled to the Deferred Compensation Account upon his termination, disability or death or if the Company is involved in a merger or is acquired by another company.

         On May 19, 1995, the Company entered into an employment agreement with Gregory Turchan so that he could assist the Company in the acquisition of Long Island Nursing Registry, Inc. Therefore, this agreement was amended to extend the term through May 18, 1999 at an annual salary of $117,500 with the ability of Mr. Turchan to earn an annual bonus equal to five percent of the pre-tax income of the Company, excluding extraordinary items, not to exceed $25,000. Mr. Turchan's employment agreement expired in May 18, 1999.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Stephen Sternbach has outstanding loans in the principal amount, as of September 15, 1997 of $91,204 from the Company and a subsidiary of the Company. The loan from the subsidiary has been assigned to the Company. These loans bear interest at 6% per annum and each have a scheduled maturity date of August 1, 1999. These loans have been extended for an additional year. In fiscal 1999, $25,000 of this loan was forgiven by the Company.

PROPOSAL 2 -  RATIFICATION AND APPROVAL OF APPOINTMENT OF INDEPENDENT
              AUDITORS

         The Board of Directors has selected the accounting firm of Holtz Rubenstein & Co., LLP to serve as independent auditors of the Company for the fiscal year ending May 31, 2000 and proposes the ratification and approval of such decision. Holtz Rubenstein & Co., LLP has served as the principal independent auditors of the Company since March 1993 and is familiar with the business and operations of the Company. Representatives of Holtz Rubenstein & Co., LLP are expected to be present at the Meeting and will have the opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions during the Meeting.

         The Board of Directors recommends a vote FOR ratification and approval of the selection of Holtz Rubenstein & Co., LLP as the independent auditors for the Company for the year ending May 31, 2000.

                              VOTING REQUIREMENTS

         Directors are elected by a plurality of the votes cast at the Meeting. The affirmative vote of a majority of the votes cast at the Meeting will be required to ratify and approve the appointment of Holtz Rubenstein & Co., LLP as independent auditors of the Company for the fiscal year ending May 31, 2000. Abstentions and broker non-votes with respect to any matter are not considered as votes cast with respect to that matter.

                                 OTHER MATTERS

         The Board of Directors of the Company knows of no other matter to come before the Meeting. However, if any matter requiring a vote of the Shareholders should arise, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their best judgment.

SHAREHOLDER PROPOSALS
- ---------------------

         Shareholder proposals intended to be presented at the 2000 Annual Meeting of Shareholders must be received by the Company by July 7, 2000 for possible inclusion in the proxy material relating to such meeting.

ANNUAL REPORT ON FORM 10-K
- --------------------------

         A copy of the Company's Annual Report on Form 10-K for the fiscal year ended May 31, 1998, which has been filed with the Securities and Exchange Commission, is available to shareholders to whom this Proxy Statement is mailed upon written request to Ms. Concetta Pryor, Star Multi Care Services, Inc., 33 Walt Whitman Road, Huntington Station, New York 11746.


                                           By order of the Board of Directors,

                                           /s/ STEPHEN STERNBACH
                                           ---------------------
                                           STEPHEN STERNBACH
                                           Chairman of the Board,
                                           President and Chief Executive Officer

Dated:   September 28, 1999
Huntington Station, New York